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                                                                    EXHIBIT 99.1



                  WAIVER AND AGREEMENT dated as of March 17, 2005 (this "Waiver"), is entered into among CARCORP, INC., a Delaware corporation ("Transferor"), COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation, individually, in its capacity as "Guarantor" and in its capacity as collection agent (in such capacity, the "Collection Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as committed purchaser (in such capacity, "GECC Committed Purchaser") and as funding agent (in such capacity, "GECC Funding Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent under the Transfer Agreement referred to below (in such capacity, the "Administrative Agent"), and relates to that certain Receivables Transfer Agreement, dated as of December 20, 2001, and as amended and restated as of September 24, 2002 (as so amended and restated and as may be further amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the Amendment and Waiver, dated as of August 26, 2003 (the "First Amendment"), the Second Amendment, dated as of December 18, 2003 (the "Second Amendment"), the Third Amendment, dated as of December 10, 2004 (the "Third Amendment"), the Fourth Amendment, dated as of January 14, 2005 (the "Fourth Amendment") and the Fifth Amendment, dated as of February 22, 2005 (the "Fifth Amendment"), the "Transfer Agreement"), among Transferor, Collection Agent, GECC Committed Purchaser, GECC Funding Agent, the other persons from time to time party thereto as "Committed Purchasers," "Funding Agents" and "CP Conduit Purchasers," and Administrative Agent. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Transfer Agreement or Schedule A thereto.


                                   WITNESSETH:


         WHEREAS, the Transferor and the Collection Agent have requested and the GECC Committed Purchaser, GECC Funding Agent and the Administrative Agent (collectively, the "Consenting Parties") agree to waive certain provisions of the Transfer Agreement and refrain from taking certain actions as set forth herein;


         WHEREAS, the Consenting Parties are willing to so waive such provisions of the Transfer Agreement pursuant to the terms and subject to the conditions set forth herein;


         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Transferor, Collection Agent, Administrative Agent, GECC Committed Purchaser and GECC Funding Agent agree as follows:


                  SECTION 1. Waivers by the Consenting Parties.


                  (a) The Consenting Parties hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for fiscal year 2004 required to be delivered by Section 5.01(a)(i) of the Transfer Agreement (the "Covered Financial Statements"), (ii) the certificate required to be





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delivered by Section 5.01(a)(iii) of the Transfer Agreement and (iii) the report required to be delivered by Section 6.02(c) of the Transfer Agreement, in each case until the earlier of: (x) the date on which an event of default occurs under the Credit Agreement for failure to deliver any of the Covered Financial Statements, (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the 12 7/8% Senior Subordinated Notes due 2012 or the 10 3/4% Senior Notes due 2011 (such 30-day period, the "Lockout Period") or (z) May 20, 2005 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period").

                  (b) The Consenting Parties hereby waive, during the Covered Period (i) the application of all representations and warranties in Section 3.01 of the Transfer Agreement and in any certificates delivered with respect thereto to the extent such representations and warranties relate to the Investigation (as defined below) and (ii) any failure to comply with the requirements of
Section 9.1(vi) of the Receivables Purchase Agreement and Section 6.15 of the Credit Agreement as to any period ending on or before December 31, 2004 to the extent such failure relates to the Investigation, except, in each case, to the extent that the facts relating to the matters that are the subject of the Investigation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to GECC Committed Purchaser.

                  (c) The Consenting Parties hereby waive, during the Covered Period, any Termination Event arising from (i) the failure to comply with the requirements of Sections 5.01(a)(i), 5.01(a)(iii) and 6.02(c) of the Transfer Agreement (to the extent limited by Section 1(a)(iii) above), (ii) the application of any of the representations and warranties in Article III of the Transfer Agreement and in any certificates delivered under the Transfer Agreement (to the extent limited by Section 1(b) above) and (iii) any failure to comply with the requirements of Section 9.1(vi) of the Receivables Purchase Agreement or Section 6.15 of the Credit Agreement as to any period ending on or before December 31, 2004 (to the extent limited by Section 1(b) above) (such failure or application during the Covered Period being a "Waived Event").

                  (d) The Consenting Parties agree that a Waived Event (i) shall not constitute a Potential Termination Event or Termination Event and (ii) shall not constitute the basis for the declaration of the Termination Date pursuant to
Section 7.2(a) of the Transfer Agreement or the "declaration of a Termination Event" as that phrase is used in Section 9.1 of the Receivables Purchase Agreement.

                  (e) The waivers and agreements provided for by paragraphs (a),
(b), (c) and (d) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period, and at all times thereafter the Transfer Agreement and Receivables Purchase Agreement shall apply in all respects, and the Administrative Agent, the GECC Funding Agent and the GECC Committed Purchaser shall have all such rights and remedies, as if such waiver had never been granted.



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                  (f) Notwithstanding anything herein to the contrary, the
waivers set forth in this Section 1 shall not constitute a waiver of any Termination Event arising under Section 7.01(d) of the Transfer Agreement.

                  SECTION 2. Representations and Warranties. Each of Transferor and Collection Agent hereby represents and warrants to Administrative Agent, GECC Committed Purchaser and GECC Funding Agent that, as of the date hereof and after giving effect to this Waiver:


                  (a) The execution, delivery and performance by each of Transferor and Collection Agent of this Waiver (i) are within such Person's corporate power, and (ii) have been duly authorized by all necessary or proper corporate and shareholder action.

                  (b) When duly executed and delivered by each of Transferor and Collection Agent, this Waiver shall constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

                  (c) The execution, delivery and performance by Transferor and Collection Agent of this Waiver will not contravene any provision of applicable law, rule or regulation or of the articles of incorporation or bylaws of Transferor or Collection Agent or constitute a default under any agreement or any judgment, injunction, order, writ, decree or other instrument binding upon Transferor or Collection Agent or result in the creation or imposition of any Adverse Claim on the assets of Transferor or Collection Agent (except as contemplated by Section 2.09 of the Transfer Agreement).

                  (d) The execution, delivery and performance of by Transferor and Collection Agent of this Waiver does not require any action by or in respect of, or filing with, any Official Body or official thereof, other than has been obtained or made and other than as will be made on Form 8-K with the Securities and Exchange Commission, which Form 8-K will disclose the transactions contemplated by this Waiver.

                  (e) Subject to Section 1 above, all of the representations and warranties of Transferor and Collection Agent contained in this Waiver, the Transfer Agreement and the other Transaction Documents are true and correct in all material respects on and as of the date hereof, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

                  (f) Subject to Section 1 above, all of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents are true and correct in all material respects on and as of the date hereof, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).




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                  (g) After giving effect to this Waiver, no Termination Event has occurred and is continuing.

                  (h) Parent's press release dated as of March , 2005, attached hereto as Annex A (such matters that are described therein collectively and all matters reasonably related thereto are referred to herein as the "Investigation") does not contain any untrue statement of a material facts and does not omit to state any material facts, necessary to make the statements concerning the Investigation not misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

                  SECTION 3. Waiver Fee. In consideration of the agreements of the Consenting Parties contained in this Waiver, the Transferor and the Collection Agent agree to pay to the GECC Committed Purchaser a waiver fee (the "Waiver Fee") of $75,000.


                  SECTION 4. Conditions to Effectiveness. This Waiver shall become effective as of March 17, 2005, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of the Administrative Agent, the Transferor, the Collection Agent and GECC Committed Purchaser and (ii) the Waiver Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Transferor or the Collection Agent pursuant hereto or to the Transfer Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.


                  SECTION 5. Transfer Agreement. Except as specifically waived hereby, the Transfer Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers and agreement contemplated under Section 1(a), (b) and (c) above shall not affect the obligations of the Transferor or the Collection to deliver other certificates required by the Transfer Agreement except as specifically set forth in Section 1(a), (b) or (c). This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term or condition of the Transfer Agreement or any other Transaction Documents, except as expressly provided herein, (ii) prejudice any right or rights which the Administrative Agent, any Committed Purchaser or any Funding Agent may now have or may have in the future under or in connection with the Transfer Agreement or any other Transaction Document, (iii) require the Administrative Agent, any Committed Purchaser or any Funding Agent to agree to a similar waiver on a future occasion or (iv) create any rights herein or under any Transaction Document to another Person or other beneficiary or otherwise.


                  SECTION 6. APPLICABLE LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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                  SECTION 7. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.


                  SECTION 8. Expenses. The Transferor and the Parent agree to reimburse the Administrative Agent, the CP Conduit Purchasers and the Committed Purchasers for their out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Sidley Austin Brown & Wood LLP, counsel for the Administrative Agent.


                  SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                            [Signature pages follow]





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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.


                                        CARCORP, INC., as Transferor



                                        By:     /s/ John A. Galante
                                           -------------------------------------
                                        Name: John A. Galante
                                        Title:  Vice President & Treasurer

                                        COLLINS & AIKMAN PRODUCTS CO.,
                                        individually, as Collection Agent and as Guarantor

                                        By:     /s/ John A. Galante
                                           -------------------------------------
                                        Name:  John A. Galante
                                        Title:  Vice President & Treasurer



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GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent


By: /s/ Curtis J. Correa
   ------------------------------------
Name:  Curtis J. Correa
Title:  Duly Authorized Signatory


GENERAL ELECTRIC CAPITAL CORPORATION,
as GECC Funding Agent and GECC Committed Purchaser


By: /s/ Curtis J. Correa
   ------------------------------------
Name: Curtis J. Correa
Title: Duly Authorized Signatory



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